                                SLH CORPORATION
                            1997 STOCK INCENTIVE PLAN

1.   PURPOSE

The SLH Corporation 1997 Stock Incentive Plan is designed to enable Non-Employee Directors of and qualified executive, managerial, supervisory and professional officers and employees of the Company and its Subsidiaries to acquire or increase their ownership of the $.01 par value common stock of the Company on reasonable terms. The opportunity so provided is intended to foster in participants a strong incentive to exert maximum effort for the continued success and growth of the Company and its Subsidiaries and the enhancement of stockholders' interests, to aid in retaining individuals who exert such efforts and to assist in attracting the best available individuals in the future.

2.   DEFINITIONS

When used herein, the following terms shall have the meaning set forth below:

     2.1     "Board" means the Board of Directors of SLH Corporation.

     2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.3 "Committee" means the members of the Board's Nominating and Compensation Committee. Each Committee member shall be, at any time that an Option is granted hereunder, a Non-Employee Director.

     2.4     "Company" means SLH Corporation.

     2.5     "Director" means a member of the Board.

     2.6 "Distribution Date" means the date on which Shares are distributed by Seafield Capital Corporation to is shareholders.

     2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.8 "Fair Market Value" means with respect to the Company's Shares, the average of the closing "bid" and "asked" prices of the Shares, as reported on the OTC Bulletin Board, or, if not so reported, the closing sales price as reported by any other appropriate reporting system of general circulation, on the date for which the value is to be determined, or if there is no closing "bid" and "asked" price or sales price on such date, then on the first day following such date for which there is a closing "bid" and "asked" price or on the last day prior to such date for which prices for Shares were so reported; provided, for the determination of fair market value on the Distribution Date, Fair Market Value shall be the value determined by Seafield Capital Corporation ("Seafield") as the value of a Share for income tax purposes in connection with the distribution by Seafield of Shares to its shareholders pursuant to the Distribution Agreement between the Company and Seafield.

     2.9     "Grantee" means a person to whom an Option is granted.

     2.10 "Incentive Stock Option" or "ISO" means an Option awarded under the Plan which meets the terms and conditions established by Code Section 422 and applicable regulations thereunder for such an Option.

     2.11 "Non-Employee Director" means a Director who is a "Non-Employee Director" within the meaning of both (i) Rule 16b-3 under the Exchange Act or any successor rule of similar import, and (ii) Section 162(m) of the Code and applicable regulations thereunder.

     2.12 "Non-Qualified Stock Option" or "NQSO" means an Option awarded under the Plan which by its terms and conditions is not an ISO.

     2.13 "Option" means the right to purchase, at a price, for a term, under conditions, and for cash or other considerations fixed either by the Plan or by the Committee in accordance with such restrictions as the Plan and the Committee impose, a number of Shares specified by the Plan or the Committee, as the case may be. An Option can be either an ISO or NQSO or a combination thereof.

     2.14    "Plan" means the Company's 1997 Stock Incentive Plan.

     2.15    "Securities Act" means the Securities Act of 1933, as amended.

     2.16 "Shares" means shares of the Company's $.01 par value common stock or, if by reason of the adjustment provisions hereof any rights under an Option granted under the Plan pertain to any other security, such other security.

     2.17 "Subsidiary" means any business, whether or not incorporated, in which the Company, at the time an Option is granted or in other cases at the time of reference, owns directly or indirectly not less than 50% of the equity interest.

     2.18 "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option, by bequest or inheritance or by reason of the death of the Grantee, as provided in accordance with Section 8 hereof.

     2.19 "Tax Date" means the date on which the amount of tax to be withheld with respect to an Option is determined.

     2.20 "Term" means the period during which a particular Option may be exercised.

3.   ADMINISTRATION OF THE PLAN

     3.1 The Plan shall be administered by the Committee, comprised from time to time of not fewer than two members, each of whom shall be Non-Employee Directors.

     3.2 The Committee shall have plenary authority, subject to provisions of the Plan (including without limitation the provisions of Section 6 hereof respecting Options granted the Non-Employee Directors pursuant to Section 6.2), to determine when and to whom Options shall be granted, the Term of each Option, the number of Shares covered by it, the participation by Grantees in other plans, and any other terms or conditions of each such Option. The number of Shares, the Term and the other terms and conditions of a particular Option need not be the same, even as to similarly situated Grantees. The Committee's actions in granting Options and fixing their size, Term, and other terms and conditions shall be final and conclusive on all persons. Notwithstanding anything in the Plan to the contrary, the maximum number of Shares with respect to which Options may be granted under the Plan to any individual other than a Non-Employee Director is 65,000.

     3.3 The Committee shall have the sole responsibility for construing and interpreting the Plan, for establishing and amending such rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations shall, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and shall be conclusive and binding upon all Grantees, all Successors, and any other person, whether that person is claiming under or through any Grantee or otherwise.

     3.4 The Committee shall designate one of its members as Chairman. It shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination reduced to writing and signed by all members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a Secretary, who need not be a member of the Committee. The Committee may make such rules and regulations for the conduct of its business as it shall deem advisable.

     3.5 Service on the Committee shall constitute service as a Director, so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors pursuant to its Bylaws and to any agreements between the Company and its Directors providing for indemnification.

     3.6 The Committee shall regularly inform the Board as to its actions with respect to all Options under the Plan and the Terms and conditions of such Option grants in a manner, at such times, and in such form as the Board may reasonably request.

4.   ELIGIBILITY

Options may be granted under the Plan only to either (a) employees of the Company or a Subsidiary who have executive, managerial, supervisory or professional responsibilities or (b) Non-Employee Directors; provided that only NQSOs may be granted to Non-Employee Directors. Officers shall be employees for this purpose, whether or not they are also Directors. Options may be granted to eligible employees and Non-Employee Directors whether or not they have received prior Options under the Plan or under any previously adopted plan, and whether or not they are participants in other benefit plans of the Company or any Subsidiary.

5.   SHARES SUBJECT TO PLAN

The Company hereby reserves 260,000 Shares for issuance in connection with Options under the Plan, subject to adjustment under Section 17. The Shares so issued may be unreserved Shares held in the treasury, however acquired, or Shares which are authorized but unissued. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares, any Shares withheld by the Company as payment of the exercise price pursuant to
Section 11.4 or pursuant to a tax withholding election permitted under Section
19.2 hereof, and any Shares owned by a Grantee which are used in the exercise of an Option under Section 11.3 hereof shall be deemed issued under the Plan.

6.   GRANTING OF OPTIONS

     6.1 Subject to the terms of the Plan, the Committee may from time to time grant Options to persons eligible under Section 4 above; provided that if Options are granted to a Non-Employee Director either for more than 16,200 Shares or with a grant date other than either the Distribution Date (in the case of Non-Employee Directors who are first appointed or elected on the date this Plan is first approved by the Board) or on the later of the Distribution Date and the date a Non-Employee Director first assumes office as a Director (in the case of any Non-Employee Director who first assumes office as a Director after the date this Plan is first approved by the Board), such grant shall be subject to approval by the Company's stockholders.

     6.2 Each person who is a Non-Employee Director as of the Distribution Date shall, as of the Distribution Date, receive a grant of Options respecting 16,200 Shares, and each Non-Employee Director who first becomes a Director after the Distribution Date shall, upon first becoming a Director, receive a grant of Options respecting 16,200 Shares, in all cases without further action by the Committee, the Board or otherwise.

 6.3 Pursuant to Code Section 422 and applicable regulations, an Option shall not be deemed to be an ISO to the extent that the aggregate Fair Market Value, as determined on the date or dates of grant, of Shares with respect to which such ISOs are exercisable for the first time by any individual during any calendar year (under all stock option incentive plans of the Company or a Subsidiary) exceeds $100,000. ISOs which first become exercisable during a calendar year shall be taken into account in the order granted. Options that exceed the $100,000 limit shall be treated as NQSOs.

     6.4 The purchase price of each Share subject to an Option (other than Options granted to Non-Employee Directors pursuant to Section 6.2 hereof) shall be fixed by the Committee, provided the purchase price for all Options shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted. The purchase price of each Share subject to an Option granted to a Non-Employee Director pursuant to Section 6.2 hereof shall be 100% of the Fair Market Value of the Shares on the effective grant date of such Option.

  6.5 Notwithstanding Section 6.4 above, pursuant to Code Section 422 and applicable regulations, the minimum purchase price of an ISO shall be 110% of the Fair Market Value of the Shares on the date the ISO is granted with respect to Grantees who at the time of grant are deemed to own 10% or more of the voting power of the Company's outstanding Shares.

     6.6 Each Option (other than an Option granted to Non-Employee Directors pursuant to Section 6.2 hereof) shall expire and all rights to purchase Shares thereunder shall cease on the date fixed by the Committee. Options granted to Non-Employee Directors pursuant to Section 6.2 hereof shall expire on the tenth anniversary of the effective date of grant.

  6.7 Notwithstanding Section 6.6 above, pursuant to Code Section 422 and applicable regulations, ISO Options shall expire and all rights to purchase Shares thereunder shall cease no later than the fifth anniversary of the date on which the Option was granted with respect to Grantees who at the time of grant are deemed to own 10% or more the voting power of the Company, and no later than the tenth anniversary of the date on which the Option was granted with respect to other Grantees.

     6.8 Each Option (other than Options granted to Non-Employee Directors pursuant to Section 6.2 hereof) shall become exercisable at the time, and for the number of Shares, fixed by the Committee. Options granted to Non-Employee Directors pursuant to Section 6.2 hereof shall become exercisable in four equal installments: one-fourth on the effective date of grant and one-fourth on each of the first, second and third anniversaries of the effective date of grant.

7.   NON-TRANSFERABILITY OF RIGHTS

No ISO and no rights under any ISO shall be assignable or transferable otherwise than by will or the laws of descent and distribution and, except to the extent otherwise provided in Section 11, the rights and the benefits of any such Option may be exercised and received, respectively, during the lifetime of the Grantee only by him or by his guardian or legal representative.

8.   DEATH, DISABILITY, RETIREMENT AND OTHER TERMINATION OF EMPLOYMENT

     8.1 Subject to the terms of the Plan, the Committee may make such provisions concerning exercise or lapse of Options upon the Grantee's death, disability, retirement, or other termination of employment as it shall in its discretion determine, provided:

            (i)  no provision shall extend the Term of an Option,

           (ii) except upon a Grantee's death or disability no provision shall permit an ISO to be exercised after the date three months following the Grantee's termination of employment,

          (iii) no provision shall permit an Option to be exercised after the date which is twelve months following a Grantee's death or disability,

           (iv) no provision shall permit a NQSO to be exercised after the date which is three years following the Grantee's retirement from the Company or a Subsidiary,

            (v) except upon a Grantee's death, disability or retirement, no provision shall permit an NQSO to be exercised after the date which is six months following a Grantee's termination of employment,

           (vi)  Options granted to a Non-Employee Director pursuant to Section
6.2 hereof shall expire to the extent unexercised on the date which is 90 days after the date said Non-Employee Director's term as a Director shall terminate; provided further, that in the event of the death of a Non-Employee Director during such person's term as a Director or during the 90-day period following expiration of such term, such Options shall expire to the extent unexercised by such person's Successor on that date which is 12 months after the date of death, and

          (vii) No provision representing disability or retirement shall be made a part of any option granted to a Non-Employee Director pursuant to
Section 6.2 hereof, except to the extent provided for in clause (vi) above.

For purposes of this Section 8, the term "disability" shall mean the inability of the Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than twelve months, based on the opinion of a qualified physician (or other medical certificate) and other evidence acceptable to the Committee, and the term "retirement" shall mean normal retirement at or after attaining age 65.

     8.2 Unless the Committee determines otherwise (but only with respect to Options granted other than to Non-Employee Directors pursuant to Section 6.2 hereof), Options which pursuant to their terms are exercisable following termination of a Grantee's employment or the expiration of a Non-Employee Director's term as a Director:

            (i) may be exercised only to the extent exercisable upon the date such employment terminates, or such term as a Director expires if such termination or expiration is other than by reason of the Grantee's death, or, in the case of Options granted other than to Non-
Employee Directors pursuant to Section 6.2 hereof, disability or retirement, and

           (ii) shall be accelerated if not yet vested and shall be exercisable in full,free and clear of all restrictions if such termination or expiration is by reason of the Grantee's death or, in the case of Options granted other than to Non-Employee Directors pursuant to Section 6.2 hereof, disability or retirement.

     8.3 Each Grantee may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit or rights under the Plan is to be paid or transferred in case of his death before he receives any or all of such benefit or exercises such rights. Each designation will revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during his lifetime. In the absence of any such designation, benefits or rights remaining unpaid or unexercised at the Grantee's death shall be paid to or shall be exercisable by his estate, subject to the terms hereof.

     8.4 Transfers of employment between the Company and a Subsidiary, or between Subsidiaries, shall not constitute termination of employment for purposes of any Option. The Committee may specify in the terms and conditions of an Option grant whether any authorized leave of absence or absence for military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Option and the Plan.

9.   PROVISIONS RELATING TO CHANGE IN CONTROL OR EXTRAORDINARY CORPORATE
     TRANSACTION

Notwithstanding any provision in this Plan to the contrary, all outstanding Options shall become exercisable immediately if any of the following events occur, unless, in the case of Options granted other than to Non-Employee Directors pursuant to Section 6.2 hereof, otherwise determined by the Committee:

     (1) Any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, provided that this provision shall not apply to the direct, indirect or beneficial ownership of Shares by descendants of W.T. Grant or their spouses, or

     (2) At any time there shall cease to be a majority of the Board comprised as follows: individuals who on the date this Plan is adopted by the Board constitute the Board and any new Director(s) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the date this Plan is adopted by the Board or whose election or nomination for election was previously so approved, or

     (3) Any merger or consolidation involving the Company, provided that if the Company is the surviving entity in a merger then with respect to any Grantee whose employment with the surviving entity in such merger is confirmed for the then remaining term of his employment agreement, if any, such merger shall not be considered a merger for purposes of this Section 9, or

     (4) The adoption or approval by the Company's Board and stockholders of a plan of complete liquidation and dissolution of the Company.

Any Options not exercised prior to consummation of a transaction referred to in
(3) or (4) above shall terminate upon consummation of such transaction, unless, in the case of Options granted other than to Non-Employee Directors pursuant to
Section 6.2 hereof, otherwise determined by the Committee.

10.  WRITING EVIDENCING OPTIONS

Each Option granted under the Plan shall be evidenced by a writing which may, but need not, be in the form of an agreement to be signed by the Grantee. The writing shall set forth the nature and size of the Option grant, its Term, the other terms and conditions thereof, other than those set forth in the Plan, and such other information as the Committee directs. Acceptance of, or receipt of the benefits of, an Option grant by the Grantee shall be conclusively presumed to be assent to the terms and conditions set forth therein, whether or not the writing is in the form of an agreement to be signed by the Grantee.

11.  EXERCISE OF RIGHTS UNDER OPTIONS

     11.1 A person entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may prescribe.

     11.2 The notice of exercise shall be accompanied by payment in full of the purchase price for any Shares to be purchased, with such payment being made in cash or in Shares having a Fair Market Value at that time equivalent to the purchase price of such Shares to be purchased, or a combination thereof.

     11.3 In lieu of delivery of a stock certificate or certificates evidencing Shares tendered by the Grantee in payment of the purchase price in exercising an NQSO (but not on ISO), the Grantee may furnish a notarized statement executed by the Grantee, in such form as prescribed by the Committee, as payment for all or a portion of the purchase price for such Shares. The statement shall recite the number of Shares being purchased by the Grantee pursuant to the Option and the number of Shares owned by the Grantee which otherwise could be freely delivered as payment of the purchase price by the Grantee based on their Fair Market Value at that time. The Grantee will then be issued a certificate for new Shares equal to the number of Shares- acquired by the Grantee hereunder upon exercise of the Option, less the number of Shares owned by the Grantee and described in the notarized statement. No Shares shall be issued upon exercise of an Option until full payment has been made therefor.

     11.4 In lieu of payment by the Grantee in cash or in Shares or by delivery of a notarized statement of ownership pursuant to Sections 11.2 and 11.3, respectively, the Grantee may elect to pay all or part of the purchase price for Shares pursuant to an exercise of an NQSO (but not an ISO) by requesting the Company to reduce the number of Shares otherwise issuable to the Grantee upon the exercise of the Option by the number of Shares with a Fair Market Value at that time sufficient to pay the exercise price. Any such election shall be made by delivering written notice thereof to the Company, together with such information and documents as the Committee may prescribe.

     11.5 Upon exercise of an Option but before a distribution of Shares in satisfaction thereof, the Grantee may request in writing that the Shares to be issued in satisfaction of the Option exercise be issued in the name of the Grantee and another person as joint tenants with right of survivorship or as tenants in common.

     11.6 All notices or requests to the Company provided for herein shall be delivered to the Secretary of the Company.

12.  EFFECTIVE DATE OF THE PLAN AND DURATION

     12.1 The Plan shall become effective on the Distribution Date, subject to approval by any governmental body having jurisdiction over the Company with respect to this Plan within the time limits applicable to any such governmental approvals.

     12.2 The Plan shall remain in effect until all Options have been exercised in accordance herewith, but no Options may be granted under the Plan after December 31, 2001. The terms of any Option may be amended at any time prior to the end of its Term in accordance with the Plan.

13.  DATE OF OPTION GRANT

The date of an Option grant shall be the date on which the Committee's determination to grant the same is final, or such later date as shall be specified by the Committee in connection with its determination; provided that the date of grant for an Option granted pursuant to Section 6.2 hereof shall be as specified in Section 6.

14.  SHAREHOLDER STATUS

No person shall have any rights as a shareholder by virtue of the grant of an Option under the Plan, except with respect to Shares actually issued to that person.

15.  POSTPONEMENT OR NON-EXERCISE

The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the taking of any action in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares; and (iii) the completion of any registration or other qualification of such Shares under any state or Federal law or rulings or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company shall not be obligated by virtue of any terms and conditions of any Option or any provisions of the Plan to recognize the exercise of an Option or to sell or issue shares in violation of the Securities Act or the law of any government having jurisdiction thereof. Any postponement or delay by the Company in recognizing the exercise of any Option or in issuing any Shares hereunder shall not extend the Term of an Option and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee of an Option, to a Successor or to any other person with respect to any Shares as to which the Option shall lapse because of such postponement.

16.  TERMINATION, SUSPENSION OR MODIFICATION OF PLAN

The Board may terminate, suspend or modify the Plan at any time and in any manner, provided, however, that to the extent stockholder approval is required by the Code (including without limitation, pursuant to Sections 162 or 422 thereof) or regulations promulgated thereunder, or is required by regulations issued under the Securities Act or the Exchange Act, in order to create or preserve Company or Grantee benefits or rights under or with respect to Options, the Board shall not, without authorization of the stockholders, effect any change (other than through adjustment for changes in capitalization or as otherwise herein provided) which:

          (i) increases the aggregate number of Shares for which Options may be granted under the Plan or increases in the maximum number of Shares for which Options may be granted to any one Grantee;

         (ii)  lowers the minimum option price;

        (iii) lengthens the maximum period during which an Option may be exercised;

         (iv) materially modifies the requirements as to eligibility to participate in the Plan;

          (v)  extends the period of time during which Options may be granted;
or

         (vi) materially increases the benefits of the Plan accruing to Grantees.

Notwithstanding the foregoing, (i) the Board may amend the Plan, without stockholder authorization, to comply with section 16(b) of the Exchange Act or regulations issued thereunder, to effect registration of the Plan or securities issuable thereunder under the Securities Act or the laws of any state, or to obtain any required regulatory approval and (ii) if amendments to the Code or to the Securities Act or Exchange Act, or regulations issued thereunder, are adopted after the date of adoption of the Plan, which amendments permit termination, suspension or modification of the Plan, including but not limited to the changes referred to above, without stockholder approval, no authorization by the Company's stockholders of any Board action hereunder shall be required.

No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under an Option granted before the date of such termination, suspension or modification unless such Grantee or Successor shall consent but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

17.  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     17.1 In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of the Company, the Committee shall (i) make equitable adjustments, to protect against dilution or enlargement, in the number and kind of Shares authorized by the Plan and, with respect to outstanding Options, in the number and kind of Shares covered thereby and in the Option price, and (ii) make such arrangements, which shall be binding upon the holders of unexpired Options for the substitution of new Options for any unexpired Options then outstanding under the Plan or for the assumption of any such unexpired Options.

     17.2 The grant of any Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets, or the business, assets or stock of a Subsidiary.

18.  NON-UNIFORM DETERMINATION

The Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of Options (i.e., ISOs or NQSOs) the terms and provisions of Options and the written material evidencing such Options, any amendments to the terms and provisions of any Options, and the granting or rejecting of applications for delivery of Shares or affidavits of ownership in lieu of cash payments, need not be uniform and may be made selectively among otherwise eligible employees or Non-Employee Directors whether or not such employees or Non-Employee Directors are similarly situated.

19.   TAXES

     19.1 The Company may pay, withhold or require a Grantee to remit to it amounts sufficient to satisfy the Company's federal, state, local or other tax withholding obligations attributable to any Option exercise, after giving notice to the Grantee, and the Company may defer issuance of Shares in connection with an Option exercise if any such tax, charge or assessment may be pending, until indemnified to its satisfaction.

     19.2 In connection with the exercise of an NQSO, a Grantee may make an irrevocable election to have Shares otherwise issuable withheld, or tender back to the Company Shares received, or deliver to the Company previously-acquired Shares, having a Fair Market Value at the time sufficient to satisfy all or part of the Company's total federal, state, local and other tax withholding obligations associated with the transaction.

20.  TENURE

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Grantee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or Subsidiary has to terminate the employment of such participant. An employee terminated for cause, as determined by the Company, shall forfeit all of his rights under the Plan, except as to Options already exercised.

21.  APPLICATION OF PROCEEDS

The proceeds received by the Company from the sale of its shares under the Plan shall be used for general corporate purposes of the Company and its Subsidiaries.

22.  OTHER ACTIONS

Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association or other entity, or to grant options to, or assume options of, any person in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

23.  GENDER AND NUMBER

Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

24.  REQUIREMENTS OF LAW, GOVERNING LAW

The granting of Options and the issuance of shares of Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges and self-regulating entities as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Kansas.

25.  EFFECT ON OTHER PLANS

     Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or a Subsidiary. Any Options granted pursuant hereto shall not be used in determining the benefits provided under any other plan of the Company or a Subsidiary unless specifically provided therein.

                                        15